EXECUTION VERSION INVESTMENT ADVISORY AGREEMENT THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made and entered into effective as of December 2, 2019, by and between Fundamental Global Advisors LLC, a Delaware limited liability company (the “Advisor”) and FedNat Holding Company, a Florida corporation (the “Client”). Preliminary Statements A. The Advisor wishes to provide non-discretionary investment advisory services to the Client. B. The Advisor and the Client wish to enter into this Agreement in order to set forth the terms by which the Advisor would perform the investment advisory services for the Client. NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto hereby agree as follows: 1. Non-Discretionary Investment Advisory Services; Fees. (a) The Advisor will provide the Client with non-discretionary investment advisory services (the “Investment Advisory Services”), including without limitation: identifying, analyzing and recommending potential investments, advising as to existing investments and investment optimization, recommending investment dispositions, and advising as to the Advisor’s views and outlook on macro-economic conditions. The Client hereby engages the Advisor as investment adviser to the Client to provide non-discretionary investment advice with respect to Client investments and potential investments. The Advisor hereby accepts such appointment. Advisor will have no authority to withdraw or transfer assets from Client’s accounts. The Advisor may engage and assign all or a portion of the Investment Advisory Services to a sub-advisor so long as such sub-advisor is a registered investment adviser. (b) Advisor will conduct periodic portfolio reviews with Client. Advisor will generally be available to discuss Client’s account during normal business hours. Advisor will attempt to meet with Client at least annually to discuss Client’s investment needs, goals and objectives and review Client’s account performance and the continued suitability of investments recommended by Advisor for Client. (c) The Advisor will for all purposes of this Agreement be an independent contractor and not an agent or employee of the Client. (d) In consideration of the Investment Advisory Services provided to the Client hereunder, the Client will pay the Advisor an annual management fee of $100,000, paid quarterly in advance (the “Management Fee”). The quarterly installment of the Management Fee will be due no later than five business days after the beginning of each calendar quarter, commencing with the calendar quarter beginning January 1, 2020 (which first payment shall include a pro-rated portion of the Management Fee attributable to the period commencing on the date of this Agreement and ending on (and including) December 31, 2019). 2. Expenses. The Client will be responsible for the fees and expenses of administrators, auditors and other service providers of the Client. The Advisor will be responsible for its own expenses in connection with the provision of the Investment Advisory Services. 3. Representations and Warranties; Covenants. (a) The Client represents and warrants to the Advisor and agrees as follows: (i) this Agreement has been duly and validly authorized by the Client and executed and delivered by the Client in accordance with the applicable provisions of its governing documents (the “Governing Provisions”) and constitutes a valid and binding agreement of the Client enforceable in accordance with its terms; (ii) its entering into this Agreement will not breach or cause to be breached any of the Governing Provisions or any other undertaking, agreement, contract, statute, rule or regulation to which the Client is a party or by which it is bound; and (iii) it is duly incorporated and validly existing and in good standing under the laws of the State of Florida and it has the full power and authority under the Governing Provisions to enter into, and perform its obligations under, this Agreement. (b) The Advisor represents and warrants to the Client and agrees as follows: (i) this Agreement has been duly and validly authorized, executed and delivered by the Advisor in accordance with its Governing Provisions and constitutes a valid and binding agreement of the Advisor enforceable in accordance with its terms; (ii) its entering into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which the Advisor is a party or by which it is bound; (iii) it is duly organized and validly existing and in good standing under the laws of the State of Delaware; and (iv) it is and shall remain in compliance in all respects with the Governing Provisions and all laws, rules, regulations and orders of any governmental agency or self-regulatory organization applicable to the Advisor and/or this Agreement. (c) The Client further acknowledges that all advice given by the Advisor is the confidential property of the Advisor, and the Client will not make use of such advice in any manner or disclose the same to third parties, other than to Client’s other investment managers who would be involved in the evaluation and execution of any such advice, without the prior written consent of the Advisor. Nothing contained in this Agreement will require the Advisor to disclose the details of any of its investment programs, formulae or strategies, except as required by applicable law. (d) The Client acknowledges that Advisor’s past performance and advice regarding Client’s accounts cannot guarantee future results. As with all market investments, Client investments can appreciate or depreciate and Advisor does not guarantee or warrant that the services it offers will result in a profit or perform in any particular way. Client also understands that there are no guarantees that its investment goals or objectives will be met or that any investment recommendations by the Advisor will be successful in achieving Client’s short or long-term objectives or perform within any target risk limitations. 2

(e) The Client expressly understands and agrees that Advisor is not qualified to, and does not purport to provide, any legal, accounting, estate, actuary, or tax advice or to prepare any legal, accounting or tax documents. Nothing in this Agreement is to be construed as providing for such services. Client will rely on its own tax attorney or accountant for tax advice or tax preparation. 4. Termination. (a) The term of this Agreement will commence as of the date of this Agreement and continue in effect for a period of five years unless terminated earlier as provided in this Section 4. (b) The Advisor may terminate this Agreement at any time upon reasonable prior written notice to the Client. Client may terminate this Agreement only in the following circumstances: (i) if the Advisor commits any breach of its obligations under this Agreement and fails, within (10) ten business days of receipt of notice served by the Client requiring it so to do, to make good such breach; (ii) at any time by giving notice in writing to the Advisor if the Advisor goes into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved in writing by the parties) or if a receiver is appointed of any of the assets of the Advisor or if the Advisor makes or proposes any arrangement or composition with its creditors or class of creditors; (iii) if the Advisor is found in a legal proceeding to have violated any antifraud or anti-manipulative provisions of laws relating to the financial services industry or of any other criminal statute involving intentional fraud, misappropriation, misrepresentation, or embezzlement; or (iv) if the Adviser is subject to censure or disqualification of under the Investment Advisers Act of 1940, or the Securities Act of 1933, each as amended, or if the Advisor is no longer the holder of all licenses, permissions, authorizations and consents required to enable it to perform its duties pursuant to this Agreement. (b) Upon termination of this Agreement, the Advisor must repay to the Client the unearned portion (computed on the basis of the number of days elapsed), if any, of any Management Fees previously paid to the Advisor. 5. Miscellaneous. (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings. (b) Amendment; Waiver. Any term of this Agreement may be amended or waived only by an instrument in writing and signed by both the Advisor and the 3

Client. A waiver of any breach or failure to enforce any term or provision of this Agreement will not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with every term or provision of this Agreement. (c) Successors and Assigns. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, that consent of the Client will not be required for the Advisor to engage sub-advisors to provide the Investment Advisory Services as provided in Section 1(a). This Agreement is binding upon and will inure to the benefit of the Advisor and the Client and their respective successors and permitted assigns. (d) Governing Law. This Agreement is governed by, and is to be construed and enforced in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. (e) Notices. All notices, demands and other communications hereunder must be in writing (including facsimile and email) and must be given: If to the Advisor: D. Kyle Cerminara Fundamental Global Investors, LLC 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209 E-Mail: kyle@fundamentalglobal.com with a copy (which shall not constitute notice) to: Eliot D. Raffkind Akin Gump Strauss Hauer & Feld LLP 2300 N. Field Street Suite 1800 Dallas, TX 75201 E-Mail: eraffkind@akingump.com If to the Client: FedNat Holding Company 14050 NW 14th Street, Suite 180 Sunrise, FL 33323 Attention: Michael H. Braun, CEO and President E-Mail: mbraun@fednat.com with a copy (which shall not constitute notice) to: Nelson Mullins Broad and Cassel 2 S. Biscayne Blvd., # 2100 Miami, FL 33131 Attention: Nina Gordon, Esq. 4

E-Mail: nina.gordon@nelsonmullins.com or to such other address, facsimile number or email address and with such other copies as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request, demand or other communication will be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this section and evidence of receipt is received, (ii) if sent by email, on receipt by the sender of a “read receipt” in respect of the relevant message or (iii) if given by any other means, upon delivery or refusal of delivery at the address specified in this section (f) Severability. If any provision or clause of this Agreement is found to be invalid or unenforceable under any applicable law, this Agreement will be considered severable and divisible, and a reviewing body shall have the authority to amend or “blue pencil” the Agreement so as to make it fully valid and enforceable. (g) Captions. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. [Signature page follows] 5

This Agreement has been executed and delivered by the parties hereto as of the date first written above. FEDNAT HOLDING COMPANY, a Florida corporation By: /s/ Michael Braun Name: Michael Braun Title: Chief Executive Officer FUNDAMENTAL GLOBAL ADVISORS LLC, a Delaware limited liability company By: FGI Funds Management, LLC Its: Manager By: /s/ D. Kyle Cerminara Name: D. Kyle Cerminara Title: Manager [End of Agreement.] Signature Page to Investment Advisory Agreement